UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 27, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Business & Operations

Item 1.01.

Entry into a Material Definitive Agreement

Seventh Amendment to Credit Agreement

On June 27, 2014, Wausau Paper Corp. (the “Company”) entered into a Seventh Amendment to Credit Agreement (the “Credit Agreement Amendment”) with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Northwest Farm Credit Services, PCA; and 1st Farm Credit Services (collectively, the “Lenders”).

The Credit Agreement Amendment amended the terms of the original Credit Agreement that the Company entered into with the Lenders on June 23, 2010 ( the “Original Credit Agreement”), which has since been amended as of October 26, 2011; February 3, 2012; June 26, 2013; and December 17, 2013, and March 28, 2014 (collectively, the “Prior Amendments”).  The Credit Agreement Amendment:

•

extended until July 28, 2014, the timeframe within which the Company is required to seek authorization from its Board of Directors to secure the debt held by the Lenders with liens on substantially all the assets of the Company and its subsidiaries;

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amended the Credit Agreement’s provisions regarding the definition of “Consolidated EBITDA” to exclude from the definition, solely for the four-fiscal-quarter period ending June 30, 2014, the following items:  (1) actual cash restructuring charges (including proxy-related settlement charges) of up to $8.0 million, and (2) actual cash proxy defense-related expenses in an aggregate amount not to exceed $2.0 million; and

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amended the Credit Agreement’s net worth covenant to reduce the Company’s minimum net worth requirements, as of the date of the Credit Agreement Amendment, by approximately $2.9 million.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 26, 2011); that certain Second Amendment to Credit Agreement dated as of February 3, 2012 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Third Amendment to Credit Agreement dated as of June 26, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 26, 2013); that certain Fourth Amendment to Credit Agreement dated as of December 17, 2013 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 17, 2013); that certain Fifth Amendment to Credit Agreement dated as of March 28, 2014 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 28, 2014); and that certain Sixth Amendment to Credit Agreement dated as of May 29, 2014 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 30, 2014).

Amendment No. 8 to Note Purchase and Private Shelf Agreement

On June 27, 2014, the Company entered into a Amendment No. 8 (the “Shelf Agreement Amendment”) to the existing Note Purchase and Private Shelf Agreement (the “Shelf Agreement”) with Prudential Investment Management, Inc. and certain other note holders (“Prudential”).  The Shelf Agreement Amendment made changes to the Shelf Agreement that were in conformance with the changes made to the Credit Agreement under the terms of the Credit Agreement Amendment.

The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the complete terms of the Shelf Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Shelf Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2010, as amended by that certain Amendment No. 1 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 26, 2010); that certain Amendment No. 2 dated as of July 20, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 22, 2011); that certain Amendment No. 3 dated as of January 31, 2012 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Amendment No. 4 dated as of June 26, 2013 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated June 26, 2013); that certain Amendment No. 5 dated as of December 17, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated December 23, 2013); that certain Amendment No. 6 dated as of March 28, 2014 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 28, 2014); and that certain Amendment No. 7 dated as of May 29, 2014 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated May 30, 2014).

Settlement Agreement with Starboard

On July 2, 2014, the Company and Starboard Value LP, along with certain of its affiliates (collectively, “Starboard”) entered into an agreement by which the Company agreed to appoint Gavin T. Molinelli to its Board of Directors and to include Mr. Molinelli on the Company’s slate of director nominees at its next annual meeting of shareholders.  Under the terms of the agreement, Starboard and its affiliates agreed to vote all of their shares in support of each of the Company’s director nominees at the Company’s next annual meeting of shareholders and to refrain from calling a special meeting of Company shareholders; this prohibition on calling a special meeting will expire prior to the expiration of the time period for director nominations in connection with the Company’s 2015 annual shareholder meeting.  Starboard and its affiliates collectively own approximately 15.1% of the Company’s outstanding common stock.

The foregoing summary of the agreement with Starboard is qualified in its entirety by the full terms and conditions of the agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and which is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.

Other Events

On July 2, 2014, Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) assigned first-time ratings to the Company in connection with the Company’s pending $175 million secured term loan financing transaction, which the Company is currently in the process of negotiating.

S&P assigned its “B-“ corporate credit rating, with a stable outlook, and a “B” issue-level rating, with a  “2” recovery rating, to the proposed term loan.  Moody’s assigned a B2 corporate family rating, a B2-PD probability of default rating, and a B2 rating on the proposed term loan.  Moody’s also assigned a speculative grade liquidity (SGL) rating of SGL-3, along with a stable outlook.

The proceeds of the Company’s term loan financing transaction are expected to be primarily used to repay the Company’s existing $150 million in outstanding debt and pay estimated breakage fees and other transaction expenses, with the remainder being used by the Company for general corporate purposes.  The Company is also in the process of negotiating a new secured $50 million revolving credit facility, which would replace the Company’s currently unsecured $80 million revolving credit facility.  The Company believes that the new $50 million revolving credit facility will be sufficient to meet its liquidity needs during 2014 and for the forseeable future.

The secured term loan and secured revolving credit financing transactions described above are still being negotiated by the Company and its currently existing and prospective lenders, and there can be no assurance as to the closing, terms, or timing of those transactions.

Forward Looking Statements

Certain statements concerning the potential secured term loan and secured revolving credit financing transactions described in this report and in Exhibit 99.1 constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. While the Company believes that these forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report and the exhibit. The assumptions, risks, and uncertainties relating to the forward-looking statements in this report and the exhibit include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and from time to time, in the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Seventh Amendment to Credit Agreement dated as of June 27, 2014

Exhibit 10.2

Amendment No. 8 to Note Purchase Agreement Amendment dated as of June 27, 2014

Exhibit 10.3

Agreement among Wausau Paper Corp., Starboard Value LP (“Starboard”), and certain Starboard affiliates dated as of July 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  July 2, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated June 27, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Seventh Amendment to Credit Agreement dated as of June 27, 2014

Exhibit 10.2

Amendment No. 8 to Note Purchase Agreement Amendment dated as of June 27, 2014

Exhibit 10.3

Agreement among Wausau Paper Corp., Starboard Value LP (“Starboard”), and certain Starboard affiliates dated as of July 2, 2014